UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 20, 2008
PolyOne Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
PolyOne Center, 33587 Walker Rd.
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(440) 930-1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1

Item 8.01 Other Events.
     As previously reported, in January 2008, PolyOne Corporation (“PolyOne” or the “Company”) acquired 100% of the outstanding capital stock of GLS Corporation (“GLS”), a global provider of specialty thermoplastic elastomer compounds for consumer, packaging and medical applications. On March 20, 2008, PolyOne announced changes to its segment reporting structure that were effective January 1, 2008. PolyOne created a new segment, the Specialty Engineered Materials segment, which includes PolyOne’s thermoplastic elastomer compounds product line in Europe and Asia (historically included in the International Color and Engineered Materials segment), North American Engineered Materials (historically included in All Other) and GLS. Additionally, as of April 15, 2008, PolyOne renamed the Vinyl Business segment as the Geon Performance Polymers segment.
     Accordingly, effective as of January 1, 2008, the Company is operating within five reportable segments: Geon Performance Polymers, International Color and Engineered Materials, PolyOne Distribution, Resin and Intermediates, and Specialty Engineered Materials. All Other is comprised of the remaining operating segments and includes North American Color and Additives, Producer Services, and Specialty Inks and Polymer Systems operating segments.
     The Company is filing this Current Report on Form 8-K to reclassify financial information and disclosures for its reportable segments and certain related financial information and disclosures previously set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “Form 10-K”) to be consistent with the Company’s current presentation of its reportable segments. The change in the Company’s segment structure had no effect on the Company’s previously reported results of operations, financial condition or cash flows, and all other information in the Form 10-K remains unchanged and has not been otherwise updated for events occurring after the date of the Form 10-K, including, without limitation, any forward-looking information such as that contained in “Outlook — Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Part II, Item 7 of the Form 10-K. The Company is required to provide reclassified financial information for its segments so that its previously reported prior period financial statements can be incorporated by reference into certain filings with the Securities and Exchange Commission.
     Each of “Business” contained in Part I, Item 1 of the Form 10-K, “Properties” contained in Part I, Item 2 of the Form 10-K, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Part II, Item 7 of the Form 10-K, and “Financial Statements and Supplementary Data” contained in Part II, Item 8 of the Form 10-K included in Exhibit 99.1 of this Current Report on Form 8-K has been revised from its previous presentation solely to reflect the Company’s new segment structure. Exhibit 99.1 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Revised sections from the Company’s Annual Report on Form 10-K for the year ended December 31, 2007: “Part I — Item 1. Business,” “Part I — Item 2. Properties,” “Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Part II — Item 8. Financial Statements and Supplementary Data.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 20, 2008

POLYONE CORPORATION
By	/s/ Lisa K. Kunkle
	Name:	Lisa K. Kunkle
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Revised sections from the Company’s Annual Report on Form 10-K for the year ended December 31, 2007: “Part I — Item 1. Business,” “Part I — Item 2. Properties,” “Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Part II — Item 8. Financial Statements and Supplementary Data.”